KEYCO BOND FUND, INC.
                       27777 Franklin Road - Suite 1850
                          Southfield, Michigan  48034
                                (810) 353-0790

                               November 22, 1996


To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 1996.

During the fiscal year, market interest rates for tax-exempt municipal securities fluctuated within a relatively narrow range, ending the year at approximately the same level as at the beginning of the year. Therefore, market interest rate changes had very little effect on the valuation of the Fund's bond portfolio.

During the year, nine bonds were either called, sold or matured for total proceeds of $2,451,928. Because most of the disposals were at a premium price in excess of par and in excess of their purchase prices, the Fund realized a gain of $82,033. This capital gain exceeded available tax loss carryforwards, and therefore, the Board of Directors declared a special capital gain dividend of $23,822 ($.018798 per share) which was paid in October 1996.

The cash from these dispositions was reinvested in bonds maturing in seven to sixteen years. Portfolio turnover was 9.2%, similar to fiscal year 1995 and significantly lower than fiscal years 1994 and 1993.

Net investment income for the year was $1,569,495 or $1.24 per share compared with $1,582,127 or $1.25 per share last year. The $12,632 decrease was the net effect of $11,761 lower interest income and $871 higher expenses. Interest income decreased because interest rates have fallen since the bonds that have been called were acquired, and as a result the new purchases yield less income.

The net asset value of the Fund was $21.14 per share on September 30, 1996, which was a slight decrease of only $.04 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 1996 was 6.5% based on cost, and 6.1% based on market value, and the weighted average maturity was 10.3 years.

The Board of Directors, on November 4, 1996, declared monthly dividends which total $1.23 per share for the year ending September 30, 1997. For administrative efficiency, the Board also voted to continue the policy of paying dividends on a monthly basis to shareholders whose monthly payment is at least $500. Shareholders with accrued but unpaid dividends exceeding $500 on April 1 and October 1 will be paid semi-annually in those months. The remaining shareholders will continue to receive only one dividend payment, which will be made in October 1997.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Tuesday, December 17, 1996, at 11:00 a.m. for the purpose of electing Directors and ratifying the selection of Coopers & Lybrand as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is $1,000 each per meeting. In addition, the fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.


On behalf of the Board of Directors,

Joel D. Tauber
President
Enclosure




Report of Independent Accountants

To the Stockholders and Board of Directors of Keyco Bond Fund, Inc.:


In planning and performing our audit of the financial statements and financial highlights of the Keyco Bond Fund, Inc., for the year ended September 30, 1996, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and financial highlights and to comply with the requirements of Form N-SAR, and not to provide assurance on the internal control structure.

The management of the Keyco Bond Fund, Inc. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements and financial highlights being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses, as defined above, as of September 30, 1996.

This report is intended solely for the information and use of management of Keyco Bond Fund, Inc. and the Securities and Exchange Commission.



/S/ Coopers & Lybrand


Detroit, Michigan
October 25, 1996


Keyco Bond Fund, Inc.
Statement of Assets and Liabilities
as of September 30, 1996


                                    ASSETS

Investments in securities, at fair value (cost $24,783,412)     $26,411,627

Cash                                                                 30,326

Accrued interest receivable                                         542,476
                                                                 ----------
     Total assets                                                26,984,429
                                                                 ----------

                                  LIABILITIES

Dividends payable                                                   182,734

Accrued liabilities                                                   5,583
                                                                 ----------
     Total liabilities                                              188,317
                                                                 ----------

Net assets applicable to outstanding capital shares,
  equivalent to $21.14 per share based on 1,267,258
  shares of capital stock outstanding                          $26,796,112
                                                                ==========
The accompanying notes are an integral part of the financial statements.

























Keyco Bond Fund, Inc.
Statement of Operations
for the year ended September 30, 1996


Interest income                                            $1,623,365

Expenses:
  Legal and accounting                       $37,973
  Custodial fee                               12,000
  Directors' fees                              2,000
  Miscellaneous expense                        1,897
                                              ------
         Total expenses                                      53,870
                                                         ---------
                 Net investment income                    1,569,495

Realized gain on investments:
  Proceeds from maturity, calls and sales  2,451,928
  Cost of securities matured, called or
    sold                                   2,369,895
                                           ---------
     Realized gain on investments                           82,033

Unrealized appreciation of investments:
  Investments held, September 30, 1996:
    At cost                               24,783,412
    At fair value                         26,411,627
                                          ----------

    Balance, September 30, 1996            1,628,215
      Less balance, September 30, 1995     1,728,685
                                          ----------
    Unrealized depreciation of invest-
     ments                                                (100,470)
                                                          ---------

Increase in net assets resulting from
  operations                                            $1,551,058
                                                         =========

The accompanying notes are an integral part of the financial statements.































Keyco Bond Fund, Inc.
Statement of Changes in Net Assets
for the years ended September 30, 1996 and 1995


                                            1996               1995

Net assets, beginning of period          $26,840,276        $26,264,357
                                          ----------         ----------
Changes in net assets from operations:
  Net investment income                    1,569,495          1,582,127
  Realized gain (loss) on investments         82,033            (31,097)
  Unrealized appreciation (depreciation)
    of investments                          (100,470)           608,961
                                          ----------         ----------
    Increase in net assets from operations 1,551,058          2,159,991

Changes in net assets from capital
   transactions:
  Dividends declared from net investment
    income                                (1,571,400)       (1,584,072)
  Dividends declared from net capital
    gains                                    (23,822)              -
                                          ----------         ----------
    Net increase (decrease) in net assets    (44,164)          575,919
                                          ----------         ----------
    Net assets, end of year              $26,796,112       $26,840,276
                                          ==========        ===========

The accompanying notes are an integral part of the financial statements.










































Keyco Bond Fund, Inc.
Notes to Financial Statements

1.       Significant Accounting Policies:

         Keyco Bond Fund, Inc. (the "Company") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Company became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

         a. Security Valuation: The Company has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Company's custodian, who utilizes a matrix pricing system. Due principally to a decrease in interest rates, the fair value of the investments is currently above cost, resulting in unrealized appreciation. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

         b. Federal Income Taxes: It is the Company's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders.
                 Therefore, no federal income tax provision is recorded.

         c. Other: Security transactions are accounted for on a trade-date basis. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded when declared. Interest on investments is recorded as earned.

2.       Net Assets Applicable to Outstanding Capital Shares:

         Details of net assets applicable to outstanding capital shares are as follows:

         Capital stock, $.02 par value;
           authorized 3,000,000 shares;
           issued and outstanding 1,267,258
           shares at September 30, 1996             $25,345
         Additional paid-in capita                  730,733
         Retained earnings prior to July 1,
           1979                                  24,093,500
         Accumulated undistributed net
           investment income                        318,319
         Net unrealized appreciation of
           investments, September 30, 1996        1,628,215
                                                 ----------
             Net assets, September 30, 1996     $26,796,112
                                                 ==========

3.       Purchases and Dispositions of Securities:

         The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $2,464,068 and $2,451,928, respectively.

4.       Portfolio Manager:

         Effective October 19, 1994, the Board of Directors determined that the Company will no longer retain the services of an investment advisor or a third-party portfolio manager, but rather the Company, acting through its officers and with the review provided by the Board, will make investment decisions internally.

5.       Related Parties:

         Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.
































































Keyco Bond Fund, Inc.
Schedule of Portfolio Investments
September 30, 1996


          Long-Term State and         Principal                      Fair
         Municipal Obligations         Amount        Cost            Value
-----------------------------------   ---------    ---------      -----------
Avondale, Michigan, School District,
  7.5%, May 2003                      $  500,000   $  500,000     $531,519
Avondale, Michigan, School District,
  7.5%, May 2004                         700,000      700,000      744,126
Bay City, Michigan, Electric Utility
  Revenue, 6.6%, January 2012            500,000      494,900      524,700
Capac, Michigan, Community School
  District, 6.25%, July 2003             100,000       96,920      102,349
Central Michigan University, 5.3%,
  October 2006                            70,000       66,345       70,957
Chippewa Valley, Michigan, Schools,
  7.75%, May 2002                        500,000      502,600      526,479
Crosswell and Lexington, Michigan,
  Community Schools Building and Site,
  6%, May 2016                           500,000      500,000      510,964
Dearborn, Michigan, School District,
  6.7%, May 1999                         100,000      108,744      105,878
Dearborn, Michigan, School District,
  6.7%, May 2000                         135,000      147,775      145,026
Detroit, Michigan, City Distributable
  State Aid, 7.2%, May 2009            1,000,000      995,000    1,085,752
Detroit, Michigan, City School
  District, 4.95%, May 2005              200,000      186,398      196,968
Grand Rapids, Michigan, Sanitary Sewer
  System, 6%, January 2012               500,000      500,000      510,850
Jackson County, Michigan, 5%,
  April 2006                             300,000      277,173      298,205
Lansing, Michigan, School District,
  6.8%, May 2004                         460,000      512,067      516,392
Marquette County, Michigan, Wastewater
  Treatment System, 6%, December 2007    175,000      154,553      180,353
Marquette County, Michigan, Wastewater
  Treatment System, 6%, December 2008    170,000      149,913      175,171
Michigan Municipal Bond Authority
  Revenue, Local Government Wayne
  County, PJ-GRP 1213, 7.4%,
  December 2002                        1,075,000    1,065,497    1,222,178
Michigan Municipal Bond Authority
  Revenue, State Revolving Fund,
  6.5%, October 2010                     550,000      599,769      617,140
Michigan Municipal Bond Authority
  Revenue, State Revolving Fund,
  6.55%, October 2013                    100,000      109,445      110,804
Michigan State Building Authority
  Revenue, 5.125%, October 2008          100,000       91,772       98,546
Michigan State Building Revenue,
  Series I, 5.3%, October 2012           500,000      418,505      480,200
Michigan State Building Authority
  Revenue, Series I, 5%, October 2014    500,000      500,000      471,649
Michigan State Housing Development
  Authority, Rental Housing Revenue,
  5.375%, April 2004                      70,000       71,537       71,979
Michigan State Housing Development
  Authority, Rental Housing Revenue,
  5.6%, April 2006                       500,000      489,640      516,387
Michigan State Trunk Line, Series A,
  5.75%, October 2012                    250,000      248,673      252,778
Michigan State University Revenue,
  6.125%, August 2010                  1,200,000    1,190,892    1,244,672


Pinckney, Michigan, Community Schools,
  Livingston and Washtenaw Counties,
  5.5%, May 2004                         300,000      268,500      306,131
Portage, Michigan, Public Schools,
  5.7%, May 2012                         230,000      227,619      232,475
South Lyon Community School District,
  Counties of Oakland, Washtenaw and
  Livingston, State of Michigan
  Building Site Bonds, 7.8%, May 2014    500,000      500,000      538,507
Sturgis, Michigan, Government Hospital,
  6.55%, October 2000                    325,000      308,750      331,388
Sturgis, Michigan, Government Hospital,
  6.6%, October 2001                     250,000      237,500      254,849
University of Michigan, Hospital
  Revenue, 7%, December 2021              75,000       78,366       83,247
West Bloomfield, Michigan, School
  District, 5%, May 2006                 100,000       92,357       99,619
Wyandotte, Michigan, Downtown
  Development, 6.25%, December 2008      750,000      727,440      816,079

Alaska State Housing Finance
  Corporation, 6.1%, June 2007           155,000      155,000      161,306
Alaska State Housing Finance
  Corporation, 6.2%, June 2008           285,000      285,000      296,602
California State, 5.7%, August 2003      500,000      481,055      511,530
California State, 5.7%, August 2004      250,000      237,263      255,032
Brevard County, Florida, Health
  Facilities Authority Revenue,
  Hospital-Holmes Regional Medical
  Center, 7.4%, October 2003             240,000      240,000      247,796
Gainsville, Florida, Utilities
  System Revenue, 6.5%, October 2014     750,000      724,900      812,579
Florida State, Hillsborough County
  Expressway, G.O., 5.9%, October 2005   750,000      664,058      750,169
Honolulu, Hawaii, New Public Housing
  Authority, 5.75%, August 2008          290,000      258,381      296,171
Honolulu, Hawaii, New Public Housing
  Authority, 5.75%, August 2009          700,000      622,804      714,702
Joliet, Illinois Corporate Purpose,
  7%, January 2012                       100,000      106,994      103,627
Maryland State Health and Higher
  Educational Facilities Authority
  Revenue Johns Hopkins Hospital
  Redevelopment Issue, 6.625%,
  July 2008                              500,000      500,000     $501,310
Mercer County, New Jersey,
  Improvement Authority Revenue,
  State Justice Complex, 6.4%,
  January 2018                           500,000      463,270      538,246
New York, New York, City Municipal
  Assistance Corporation, 6%, July
  2008                                   750,000      755,625      774,310
New York, New York, City Municipal
  Water Finance Authority, Water-Sewer
  System Revenue, 6.75%, June 2016       400,000      412,768      429,952
New York State Refunding, 6.1%,
  November 2008                          500,000      500,000      521,369
Monroe County, New York, Water
  Improvement, 5.5%, December 2008       610,000      589,034      618,769
Ohio State Building Authority, State
  Transportation Facilities, 7%,
  September 2003                         500,000      555,945      546,851
Erie County, Hospital Authority PA
  Revenue, Erie County Geriatric
  Center, U. S. Treasury, 6.25%,
  July 2011                            1,000,000      993,560    1,054,290
Puerto Rico Commonwealth Highway
  and Transportation Authority Highway
  Revenue, 6.25%, July 2012              500,000      544,085      542,446
South Carolina State Housing
  Authority, Single Family Mortgage
  Purchase, 7%, July 2011                500,000      502,500      509,232
Met. Government Nashville and Davidson
  County, Tennessee, Health and
  Educational Facilities Board Revenue,
  Meharry Medical College-HEW,
  collateralized, 7.875%, December 2004  225,000      222,059      253,473
Austin, Texas, Utility System Revenue,
  6%, April 2006                         500,000      474,565      530,867
Sherman, Texas, New Public Housing
  Authority, 5.75%, March 2006           200,000      178,876      204,510
Texas Coastal Water Authority, Water
  Convey System Revenue, 8.125%,
  December 2017                          700,000      712,250      735,257
Virginia State Housing Development
  Authority, Multifamily Mortgage
  Section 8 Assisted, 8.25%, November
  2012                                    25,000       24,770       25,304
Washington State, Public Power Supply
  System, Nuclear Project No. 2
  Revenue, 6%, July 2012                 500,000      460,000      501,610
                                      ----------   ----------   ----------
       Total investments             $25,215,000  $24,783,412  $26,411,627
                                      ==========   ==========   ==========







Keyco Bond Fund, Inc.
Financial Highlights

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           Years Ended September 30,
                                             1996    1995      1994      1993     1992
                                             ----    ----      ----      ----     ----
Per Share Operating Performance:
  Net asset value, beginning of period     $21.18   $20.73    $22.02    $21.40   $20.62
                                            -----    -----     -----     -----    -----
  Net investment income                      1.24     1.25      1.25      1.29     1.32

  Net realized and unrealized gain (loss)
    on investments                           (.02)     .45     (1.28)      .76      .78
                                            -----    -----     -----     -----    -----
      Total from investment operations       1.22     1.70      (.03)     2.05     2.10
                                            -----    -----     -----     -----    -----
      Less distributions from:
        Net investment income               (1.24)   (1.25)    (1.26)    (1.32)   (1.32)
        Net realized gain on investments     (.02)      -         -       (.11)      -
                                            -----    -----     -----     -----    -----
      Total distributions                   (1.26)   (1.25)    (1.26)    (1.43)   (1.32)
                                            -----    -----     -----     -----    -----
  Net asset value, end of period           $21.14   $21.18    $20.73    $22.02   $21.40
                                            =====    =====     =====     =====    =====
Total Return per Share Net Asset Value (a)    5.8%     8.2%      (.1)%     9.6%    10.2%

Ratios and Supplemental Data:
  Net assets, end of period (in 000s)     $26,796  $26,840   $26,264   $27,905  $27,118

  Ratio of net investment income to
    average net assets                        5.8%     6.0%      5.9%      5.9%     6.3%

  Ratio of expenses to average net assets      .2%      .2%       .2%       .2%      .2%

  Portfolio turnover rate                     9.2%     9.4%     25.4%     16.5%     2.8%



(a)  Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested.  These percentages are not an indication of the performance of a shareholder's investment in the Company.
